EXHIBIT 2(b)

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is accurate.

Dated this 13th day of February, 2011.

INSIGHT VENTURE PARTNERS IV, L.P.

By:	INSIGHT VENTURE ASSOCIATES IV, L.L.C.
Its General Partner

	By:	INSIGHT HOLDINGS GROUP, L.L.C.
Its Managing Member

		By:	/s/ Jeffrey Horing
Name: Jeffrey Horing
Title: Managing Member

INSIGHT VENTURE PARTNERS IV (CO-INVESTORS), L.P.

By:	INSIGHT VENTURE ASSOCIATES IV, L.L.C.
Its General Partner

	By:	INSIGHT HOLDINGS GROUP, L.L.C.
Its Managing Member

		By:	/s/ Jeffrey Horing
Name: Jeffrey Horing
Title: Managing Member

INSIGHT VENTURE PARTNERS IV (FUND B), L.P.

By:	INSIGHT VENTURE ASSOCIATES IV, L.L.C.
Its General Partner

	By:	INSIGHT HOLDINGS GROUP, L.L.C.

SCHEDULE 13G

Issuer: MediaMind Technologies, Inc.			CUSIP No.: 58449C100

Its Managing Member

			By:	/s/ Jeffrey Horing
Name: Jeffrey Horing
Title: Managing Member

INSIGHT VENTURE PARTNERS (CAYMAN) IV, L.P.

	By:	INSIGHT VENTURE ASSOCIATES IV, L.L.C.
Its General Partner

		By:	INSIGHT HOLDINGS GROUP, L.L.C.
Its Managing Member

			By:	/s/ Jeffrey Horing
Name: Jeffrey Horing
Title: Managing Member

INSIGHT VENTURE ASSOCIATES IV, L.L.C.

	By:	INSIGHT HOLDINGS GROUP, L.L.C.
Its Managing Member

		By:	/s/ Jeffrey Horing
Name: Jeffrey Horing
Title: Managing Member

INSIGHT HOLDINGS GROUP, L.L.C.

	By:	/s/ Jeffrey Horing
Name: Jeffrey Horing
Title: Managing Member